Report of Independent Auditors


To the Shareholders and Board
of Directors of
Strategic Global Income Fund,
Inc.

In planning and performing our
audit of the financial
statements of Strategic Global
Income Fund, Inc. for the year
ended November 30, 2000, we
considered its internal
control, including control
activities for safeguarding
securities, in order to
determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, not to
provide assurance on internal
control.

The management of Strategic
Global Income Fund, Inc. is
responsible for establishing
and maintaining internal
control. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the
expected benefits and related
costs of controls. Generally,
controls that are relevant to
an audit pertain to the
entitys objective of preparing
financial statements for
external purposes that are
fairly presented in conformity
with generally accepted
accounting principles. Those
controls include the
safeguarding of assets against
unauthorized acquisition, use
or disposition.

Because of inherent
limitations in internal
control, error or fraud may
occur and not be detected.
Also, projection of any
evaluation of internal control
to future periods is subject
to the risk that it may become
inadequate because of changes
in conditions or that the
effectiveness of the design
and operation may deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in
internal control that might be
material weaknesses under
standards established by the
American Institute of
Certified Public Accountants.
A material weakness is a
condition in which the design
or operation of one or more of
the internal control
components does not reduce to
a relatively low level the
risk that misstatements caused
by error or fraud in amounts
that would be material in
relation to the financial
statements being audited may
occur and not be detected
within a timely period by
employees in the normal course
of performing their assigned
functions. However, we noted
no matters involving internal
control and its operation,
including controls for
safeguarding securities, that
we consider to be material
weaknesses as defined above at
November 30, 2000.

This report is intended solely
for the information and use of
management, the Board of
Directors of Strategic Global
Income Fund, Inc., and the
Securities and Exchange
Commission and is not intended
to be and should not be used
by anyone other than these
specified parties.




	ERNST & YOUNG LLP

January 10, 2001